GOLUB CAPITAL DIRECT LENDING CORPORATION INVESTOR PRESENTATION QUARTER ENDED SEPTEMBER 30, 2021

Disclaimer 2 Some of the statements in this presentation constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies including our and their ability to achieve our and their respective objectives as a result of the coronavirus ("COVID-19") pandemic; the effect of investments that we expect to make and the competition for those investments; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the use of borrowed money to finance a portion of our investments and the effect of the COVID-19 pandemic on the availability of equity and debt capital and our use of borrowed funds to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and other external factors, including the COVID-19 pandemic; changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of our assets, including changes from the impact of the COVID-19 pandemic; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; the ability of GC Advisors to continue to effectively manage our business due to the disruptions caused by the COVID-19 pandemic; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; general price and volume fluctuations in the stock market; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This presentation contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data. In evaluating prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction, or projection of future results, and there can be no assurance that we will achieve similar results in the future.

3 Summary of Quarterly Results Select Financial Data2 Quarter Ended September 30, 2021 New investment commitments $ 29,650,775 Fair value of investments as of September 30, 2021 $ 22,990,132 Net investment income $ 132,021 Net investment income per weighted average share $ 0.11 Annualized return on equity – net investment income3 3.1% Distributions paid per share $ 0.04 Asset Mix of New Originations Quarter Ended September 30, 2021 Senior Secured 23% One Stop 72% Junior Debt4 4% Equity 1% Quarter Ended September 30, 2021 Highlights − For the quarter ended September 30, 2021, we made new investment commitments of $29.7 million in 29 portfolio companies. The fair value of investments as of September 30, 2021, was $23.0 million. The investment income yield1 for the three months ended September 30, 2021, was 7.3%. − For the quarter ended September 30, 2021, we closed on total investor capital subscriptions of $202.0 million and issued capital calls totaling $36.4 million (18.0% called capital ratio). In addition, after quarter end, we issued one capital call totaling 5.0% of investor commitments for proceeds of $10.1 million. 1. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest, fee income and amortization of capitalized fees and discounts, divided by the (b) daily average of total earning investments at fair value. 2. Per share data is calculated based on the daily weighted average shares outstanding during the period presented. 3. Return on equity calculations are based on daily weighted average of total net assets during the period presented. 4. Junior debt consists of second lien and subordinated debt.

Quarterly Statements of Financial Condition 4 As of September 30, 2021 (audited) Assets Investments, at fair value $ 22,990,132 Cash and foreign currencies 29,590,413 Other assets 409,053 Total Assets $ 52,989,598 Liabilities and Net Assets Debt $ 16,350,000 Interest payable 1,466 Other liabilities 350,272 Total Liabilities 16,701,738 Total Net Assets 36,287,860 Total Liabilities and Net Assets $ 52,989,598 Net Asset Value per Share $ 14.97 Leverage ratio 0.45x Asset coverage 321.9% Common shares outstanding 2,424,742

Quarterly Operating Results 5 1. GC Advisors and Golub Capital waived reimbursement of $201,373 for any operating expenses and costs and expenses subject to reimbursement by Golub Capital Direct Lending Corporation (“we”, “us”, “our”, the “Company” or “GDLC”) for the quarter ended September 30, 2021. 2. Per share data is calculated based on the daily weighted average shares outstanding during the period presented. 3. Per share data are based on (i) the total distributions paid for each respective record date during the period presented divided by (ii) the total number of shares outstanding on each respective record date. Please see slide titled, “Common Stock and Distribution Information” included in this presentation for details on the distributions declared during the period. Quarter Ended September 30, 2021 (audited) Investment Income Interest income $ 127,852 Dividend income - Fee income 5,635 Total Investment Income $ 133,487 Expenses Interest and other debt financing expenses $ 1,466 Base management fee, net of waiver - Incentive fee, net of waiver - Other operating expenses 201,373 Other operating expenses reimbursement waiver1 (201,373) Total Expenses 1,466 Net Investment Income $ 132,021 Net Gain (Loss) on Investments and Foreign Currency Net realized gain (loss) on foreign currency transactions $ (80,059) Net unrealized appreciation (depreciation) on investments and foreign currency transactions (71,120) Net gain (loss) on investments and foreign currency transactions (151,179) Net increase/(decrease) in net assets resulting from operations $ (19,158) Per Share Data2 Earnings/(loss) per weighted average share $ (0.02) Net investment income per weighted average share $ 0.11 Distributions declared per share3 $ 0.04 Weighted average common shares outstanding 1,138,050

Common Stock and Distribution Information 6 Distributions Paid Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount August 6, 2021 August 6, 2021 July 2021 1,212,700.000 September 30, 2021 $ 0.0125 $ 15,184 August 6, 2021 August 25, 2021 August 2021 1,616,700.000 September 30, 2021 0.0303 48,928 Total for Quarter Ended September 30, 2021 $ 0.0428 $ 64,112 Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount October 5, 2021 October 5, 2021 September 20211 2,424,742.000 November 22, 2021 - - October 5, 2021 October 18, 2021 October 2021 2,424,742.000 November 22, 2021 $ 0.1530 $ 371,044 November 19, 2021 November 29, 2021 November 20212 3,098,110.333 December 27, 2021 TBD TBD November 19, 2021 December 20, 2021 December 20213 TBD February 28, 2022 TBD TBD November 19, 2021 January 20, 2022 January 20224 TBD March 23, 2022 TBD TBD Distributions Declared 1. On October 5, 2021, our board of directors declared a distribution in an amount equal to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) for the period September 1, 2021, through September 30, 2021, per share payable on November 22, 2021, to shareholders of record on October 5, 2021. Due to a net decrease in net assets resulting from operations for the period September 1, 2021, through September 30, 2021, the distribution declared for the September 2021 earnings period was zero. 2. On November 19, 2021, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of November 30, 2021 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period November 1, 2021 through November 30, 2021 and the payment of this distribution is $15.00 per share. 3. On November 19, 2021, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of December 31, 2021 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period December 1, 2021 through December 31, 2021 and the payment of this distribution is $15.00 per share. 4. On November 19, 2021, our board of directors declared a distribution in an amount equal to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period January 1, 2022, through January 31, 2022, per share payable on March 23, 2022, to shareholders of record on January 20, 2022.